UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

____________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 29, 2011

ANOTEROS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-52561	88-0368849
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24328 Vermont Ave. #300, Harbor City, CA	90710
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 310.997.2482

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .   Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

     .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 3, 2011, Anoteros, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original 8-K”) in connection with the closing of the previously announced merger of COA Holdings, Inc., a Nevada corporation (“COAH”), with and into a wholly-owned subsidiary of the Company.  This Current Report on Form 8-K/A amends Item 9.01 of the Original 8-K to present certain financial information required under Item 9.01 that was previously omitted in accordance with Item 9.01(a)(4) and Item 9.01(b)(2).

Except for filing of the financial information required under Item 9.01, this 8-K/A does not amend or update any other information contained in the Original 8-K.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of COA Holdings, Inc. as of December 31, 2010 and 2009 and for each of the two years in the period ending December 31, 2010 are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Pro forma Financial Information.

The unaudited pro forma consolidated financial information with respect to the transaction described in Item 2.01of the Original 8-K is filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits.

Please see attached Exhibit Index.

Exhibit
Number	Description of Exhibit
2.01	Agreement and Plan of Merger dated March 29, 2011 by and among Anoteros, Inc., COA Holdings, Inc., Antero Payment Solutions, Inc. and certain Major Shareholders(1)

10.07	Option Agreement dated April 29, 2011(2)

10.08	Michael J. Sinnwell Jr. – Employment Agreement dated April 29, 2011(2)

10.09	Kevin Vining – Employment Agreement dated April 29, 2011(2)

10.10	Michael J. Sinnwell Jr., – Confidential Information and Invention Assignment Agreement(2)

10.11	Kevin Vining – Confidential Information and Invention Assignment Agreement(2)

10.12	Glenn Geller – Lock-Up Agreement(2)

10.13	Greg Geller – Lock-Up Agreement(2)

10.14	Gaden Griffin – Lock-Up Agreement(2)

10.15	Tom Kelley - Lock-Up Agreement(2)

10.16	Marla Beans - Lock-Up Agreement(2)

10.17	Tom Smith - Lock-Up Agreement(2)

99.1	Audited consolidated financial statements of COA Holdings, Inc. as of December 31, 2010 and 2009 and for each of the two years in the period ending December 31, 2010. (3)

99.2	Unaudited pro forma condensed combined financial information of the Company. (3)

(1)

Incorporated by reference to our Form 8-K filed with the SEC on March 30, 2011.

(2)

Incorporated by reference to our Form 8-K filed with the SEC on May 3, 2011.

(3)

Filed herewith.

COA HOLDINGS, INC.

FINANCIAL STATEMENTS

December 31, 2010

Page

Audit Report of Independent Accountants

5

Balance Sheets – December 31, 2010 and 2009

6

Statements of Operations for the years ended December 31, 2010 and 2009

7

Statements of Stockholders’ (Deficit) for the years ended December 31, 2010 and 2009

8

Statements of Cash Flows for the years ended December 31, 2010 and 2009

9

Notes to Financial Statements

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of COA Holdings Inc.

We have audited the accompanying balance sheets of COA Holdings Inc.(the “Company” as of December 31, 2010 and 2009 and the related statements of operations, stockholders’ deficit and cash flows for each of the years ending December 31, 2010 and 2009.The financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of COA Holdings Inc. as of December 31, 2010 and 2009, and the results of its operations and its cash flows for the years ended December 31, 2010 and 2009 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company has a deficit book value and a negative cash flow from operations that have placed substantial doubt as to whether the Company can continue as a going concern. The ability of the Company to continue as a going concern is dependent on developing operations, increasing revenues and obtaining new capital. As of this report date, management has not enacted a plan to raise capital and increase sales.

/s/ Lake & Associates, CPA’S LLC

Lake & Associates, CPA’s LLC

Schaumburg, Illinois

May 27, 2011

1905 Wright Boulevard

Schaumburg, IL 60193

Phone: 847.524.0800

Fax:

847.524.1655

COA HOLDINGS, INC.
Balance Sheets

ASSETS

	December 31,	December 31,
	2010	2009
	(Unaudited)
CURRENT ASSETS
Cash	$18	$17,831
Prepaid expenses	-	8,835

Total Current Assets	18	26,666

TOTAL ASSETS	$18	$26,666

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$414,515	$346,795
Accrued interest	551,823	399,718
Notes payable - related party	9,769	-
Notes payable	893,887	900,837

Total Current Liabilities	1,869,994	1,647,350

TOTAL LIABILITIES	1,869,994	1,647,350

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock; 10,000,000 shares authorized,
at $0.001 par value, no shares issued and outstanding	-	-
Common stock; 140,000,000 shares authorized,
at $0.001 par value, 56,863,690 and 72,344,358
shares issued and outstanding, respectively	56,864	72,344
Additional paid-in capital	11,426,773	9,501,593
Accumulated deficit	(13,353,613)	(11,194,621)

Total Stockholders' Equity (Deficit)	(1,869,976)	(1,620,684)
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$18	$26,666

The accompanying notes are an integral part of these financial statements.

COA HOLDINGS, INC.
Statements of Operations

	For the Years Ended
	December 31,
	2010	2009
	(Unaudited)

REVENUES	$419,522	$660,139
COST OF SALES	312,891	391,919
GROSS PROFIT	106,631	268,220

OPERATING EXPENSES

Professional fees	1,539,064	5,431,808
General and administrative expenses	554,677	1,196,606

Total Operating Expenses	2,093,741	6,628,414

OPERATING LOSS	(1,987,110)	(6,360,194)

OTHER INCOME AND EXPENSE

Interest income	-	-
Interest expense	(182,765)	(345,104)
Gain (loss) on conversion of debt	10,883	(148,651)
Impairment of fixed assets	-	(59,153)
Impairment of intangible assets	-	(787,400)

Total Other Income and Expense	(171,882)	(1,340,308)

LOSS BEFORE INCOME TAXES	(2,158,992)	(7,700,502)

PROVISION FOR INCOME TAXES	-	-

NET LOSS	$(2,158,992)	$(7,700,502)

BASIC LOSS PER SHARE	$(0.03)	$(0.12)

WEIGHTED AVERAGE NUMBER
OF SHARES OUTSTANDING:
BASIC AND DILUTED	73,603,605	62,422,180

The accompanying notes are an integral part of these financial statements.

COA HOLDINGS, INC.

Statements of Stockholders' Equity (Deficit)

						Total
			Additional	Stock		Stockholders'
	Common Stock		Paid-in	Subscription	Accumulated	Equity
	Shares	Amount	Capital	Payable	Deficit	(Deficit)

Balance, December 31, 2007	52,500,002	$52,500	$(52,500)	$-	$(2,750,542)	$(2,750,542)

Common stock issued as founders' shares	-	-	-	-	-	-

Common stock and warrants issued for cash	-	-	-	170,000	-	170,000

Stock offering costs	-	-	(20,000)	-	-	(20,000)

Net loss for the year
ended December 31, 2008	-	-	-	-	(743,577)	(743,577)

Balance, December 31, 2008	52,500,002	52,500	(72,500)	170,000	(3,494,119)	(3,344,119)

Common stock and warrants issued for cash	7,138,669	7,139	4,276,084	(170,000)	-	4,113,223

Common stock issued for services	8,093,687	8,094	4,848,119	-	-	4,856,213

Common stock and warrants
issued in settlement of debt	3,462,000	3,462	2,512,225	-	-	2,515,687

Common stock issued
to repurchase distributor rights	1,150,000	1,150	688,850	-	-	690,000

Stock offering costs	-	-	(2,751,186)	-	-	(2,751,186)

Net loss for the year
ended December 31, 2009	-	-	-	-	(7,700,502)	(7,700,502)

Balance, December 31, 2009	72,344,358	72,344	9,501,593	-	(11,194,621)	(1,620,684)

Cancellation of common stock issued as founders' shares (unaudited)	(18,750,001)	(18,750)	18,750	-	-	-

Common stock issued for cash (unaudited)	831,833	832	498,268	-	-	499,100

Common stock issued for services (unaudited)	2,380,000	2,380	1,425,620	-	-	1,428,000

Common stock and warrants issued in
settlement of debt (unaudited)	27,500	28	16,472	-	-	16,500

Common stock issued as interest on note payable (unaudited)	30,000	30	17,970	-	-	18,000

Stock offering costs (unaudited)	-	-	(51,900)	-	-	(51,900)

Net loss for the year
ended December 31, 2010 (unaudited)	-	-	-	-	(2,158,992)	(2,158,992)

Balance, December 31, 2010 (unaudited)	56,863,690	$56,864	$11,426,773	$-	$(13,353,613)	$(1,869,976)

The accompanying notes are an integral part of these financial statements.

COA HOLDINGS, INC.
Statements of Cash Flows
	For the Years Ended
	December 31,
	2010	2009
	(Unaudited)
OPERATING ACTIVITIES
Net loss	$(2,158,992)	$(7,700,502)
Adjustments to reconcile net loss to net cash
used by operating activities:
Allowance for bad debts	161,098	79,933
Depreciation and amortization	-	24,365
Impairment of fixed assets	-	59,153
Impairment of intangible assets	-	787,400
Common stock issued for services	1,446,000	4,856,213
Loss on conversion of debt	(10,883)	148,651
Changes in operating assets and liabilities
Accounts receivable	(161,098)	(67,807)
Prepaid expenses	8,835	(2,287)
Accrued interest	159,488	303,468
Accounts payable and accrued expenses	67,720	224,380

Net Cash (Used in) Operating Activities	(487,832)	(1,287,033)

INVESTING ACTIVITIES

Purchase of equipment	-	(17,894)
Purchase of intangible assets	-	(58,035)

Net Cash (Used In) Investing Activities	-	(75,929)

FINANCING ACTIVITIES

Common stock sold for cash	499,100	4,113,223
Stock offering costs paid	(51,900)	(2,751,186)
Proceeds from related party payables	21,300	-
Repayments of related party payables	(11,531)	-
Proceeds from notes payable	19,190	50,000
Repayments of notes payable	(6,140)	(34,000)

Net Cash Provided by Financing Activities	470,019	1,378,037

NET INCREASE (DECREASE) IN CASH	(17,813)	15,075
CASH AT BEGINNING OF YEAR	17,831	2,756

CASH AT END OF YEAR	$18	$17,831

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION

CASH PAID FOR:
Interest	$23,277	$32,843
Income Taxes	-	-

NON CASH FINANCING ACTIVITIES:
Common stock issued to settle notes payable	$16,500	$3,205,687
Common stock issued for distributorship rights	-	690,000

The accompanying notes are an integral part of these financial statements.

COA HOLDINGS, INC.

Notes to the Financial Statements

December 31, 2010 and 2009

(Unaudited)

NOTE 1 – NATURE OF OPERATIONS

COA Holdings, Inc. (“the Company”) was incorporated in the state of Nevada on June 27, 2008.  The Company began operations as Allow Card of America, Inc (“ACOA”), which is incorporated in the state of Delaware on August 19, 2003.  As ACOA grew, additional wholly owned subsidiaries were formed (“the Group”).  COA was formed to act as the parent company to the group of companies. Accordingly, the financial statements are presented as a recapitalization of the Group, with the historical financial statements of the Group presented as those of the Company.

The Company has developed software for prepaid cards that functions between the Company, the credit card processor, and the banks. The Company provides data capture, card issuance, reporting, fraud, compliance, and consulting for the prepaid card industry.

NOTE 2 - GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. During the year ended December 31, 2010, the Company incurred a net loss of $2,529,796.  As of December 31, 2010, the Company had an accumulated deficit of $13,724,417.  The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability to raise equity or debt financing, and the attainment of profitable operations from the Company's planned business. If the Company is unable to obtain adequate capital, it could be forced to cease operations. These consolidated financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management's plan is to obtain such resources for the Company by obtaining capital from management and significant shareholders sufficient to meet its minimal operating expenses and seeking equity and/or debt financing. However management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of these financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to valuation allowances on accounts receivable, valuation and amortization policies on property and equipment, and valuation allowances on deferred income tax losses. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in U.S. dollars. The Company’s fiscal year-end is December 31.

COA HOLDINGS, INC.

Notes to the Financial Statements

December 31, 2010 and 2009

(Unaudited)

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Cash and Cash Equivalents

The Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents. As of December 31, 2010 and 2009 the Company had $-0- and $17,831 of cash, respectively.  The Company had no cash equivalents.

Concentration of Credit Risk

Financial instruments, which potentially subject us to concentrations of credit risk, consist principally of cash.   Our cash balances are maintained in accounts held by major banks and financial institutions located in the United States.  The Company occasionally maintains amounts on deposit with a financial institution that are in excess of the federally insured limit of $250,000. The risk is managed by maintaining all deposits in high quality financial institutions. The Company had approximately $0 of cash balances in excess of federally insured limits at December 31, 2010 and 2009, respectively.

Accounts Receivable

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts represents the Company’s best estimate of the amount of probable credit losses in the existing accounts receivable balance. The Company determines the allowance for doubtful accounts based upon historical write-off experience and current economic conditions. The adequacy of its allowance for doubtful accounts is reviewed on a regular basis. Receivable balances past due over 120 days, which exceed a specified dollar amount, are reviewed individually for collectability. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The allowance for doubtful accounts totaled $161,089 and $79,993 as of December 31, 2010 and 2009.

Property and Equipment

Property and equipment is recorded at cost less accumulated depreciation. Depreciation and amortization is calculated using the straight-line method over the expected useful life of the asset, after the asset is placed in service. The Company generally uses the following depreciable lives for its major classifications of property and equipment:

Description	Useful Lives
Equipment	5 years

Fair Value of Financial Instruments

The Company adopted the standard issued by the FASB, which clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

Level 1-Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.

Level 2-Inputs are unadjusted quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other then quoted prices that are observable, and inputs derived from or corroborated by observable market data.

Level 3-Inputs are unobservable inputs which reflect the reporting entity’s own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

The carrying amounts reported in the balance sheets for cash, accounts receivable, loans payable, and accounts payable and accrued expenses, approximate their fair market value based on the short-term maturity of these instruments.

COA HOLDINGS, INC.

Notes to the Financial Statements

December 31, 2010 and 2009

(Unaudited)

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair Value of Financial Instruments continued

The following table presents assets and liabilities that are measured and recognized at fair value as of December 31, 2010, on a non-recurring basis:

Description	Level 1	Level 2	Level 3	Total
Notes Payable	$-	$-	$(893,887)	$(893,887)
Total	$-	$-	$(893,887)	$(893,887)

The standard issued by the FASB concerning the fair value option for financial assets and liabilities, became effective for the Company on January 1, 2008. The standard establishes a fair value option that permits entities to choose to measure eligible financial instruments and certain other items at fair value at specified election dates. A business entity shall report unrealized gains and losses on items for which the fair value options have been elected in earnings at each subsequent reporting date. For the years ended December 31, 2010 and 2009, there were no applicable items on which the fair value option was elected.

Revenue Recognition

The Company applies the provisions of ASC 605, "Revenue Recognition in Financial Statements", which provides guidance on the recognition, presentation and disclosure of revenue in financial statements filed with the SEC. ASC 605 outlines the basic criteria that must be met to recognize revenue and provides guidance for disclosure related to revenue recognition policies. In general, the Company recognizes revenue related to goods and services provided when (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the fee is fixed or determinable, and (iv) collectability is reasonably assured.

Stock-Based Compensation

The Company follows the provisions of ASC 718 which requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values.  The Company uses the Black-Scholes pricing model for determining the fair value of stock based compensation.

Equity instruments issued to non-employees for goods or services are accounted for at fair value and are marked to market until service is complete or a performance commitment date is reached, whichever is earlier.

Income Taxes

The Company accounts for income taxes under the asset and liability method. Deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

In July, 2006, the FASB issued ASC 740, Accounting for Uncertainty in Income Taxes, which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a return. ASC 740 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. ASC 740 became effective as of January 1, 2007 and had no impact on the Company’s financial statements.

The charge for taxation is based on the results for the year as adjusted for items, which are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

COA HOLDINGS, INC.

Notes to the Financial Statements

December 31, 2010 and 2009

(Unaudited)

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Basic and Diluted Net income (Loss) per Share

The Company computes net income (loss) per share in accordance with ASC 260 which requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing Diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive.  For the year ended December 31, 2010 and 2009, the Company’s 2,316,454 warrants are excluded from the computation of diluted earnings per share as they are anti-dilutive, respectively.

Recent Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update 2010-02, Consolidation (Topic 810):  Accounting and Reporting for Decreases in Ownership of a Subsidiary. This amendment to Topic 810 clarifies, but does not change, the scope of current US GAAP. It clarifies the decrease in ownership provisions of Subtopic 810-10 and removes the potential conflict between guidance in that Subtopic and asset derecognition and gain or loss recognition guidance that may exist in other US GAAP. An entity will be required to follow the amended guidance beginning in the period that it first adopts ASC 810 (now included in Subtopic 810-10). For those entities that have already adopted ASC 810-, the amendments are effective at the beginning of the first interim or annual reporting period ending on or after December 15, 2009. The amendments should be applied retrospectively to the first period that an entity adopted ASC 810. The Company does not expect the provisions of ASU 2010-02 to have a material effect on the financial position, results of operations or cash flows of the Company.

In January 2010, the FASB issued Accounting Standards Update 2010-01, Equity (Topic 505):  Accounting for Distributions to Shareholders with Components of Stock and Cash (A Consensus of the FASB Emerging Issues Task Force). This amendment to Topic 505 clarifies the stock portion of a distribution to shareholders that allows them to elect to receive cash or stock with a limit on the amount of cash that will be distributed is not a stock dividend for purposes of applying Topics 505 and 260.  Effective for interim and annual periods ending on or after December 15, 2009, and would be applied on a retrospective basis. The Company does not expect the provisions of ASU 2010-01 to have a material effect on the financial position, results of operations or cash flows of the Company.

In December 2009, the FASB issued Accounting Standards Update 2009-17, Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities.  This Accounting Standards Update amends the FASB Accounting Standards Codification for Statement 167.

In December 2009, the FASB issued Accounting Standards Update 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets. This Accounting Standards Update amends the FASB Accounting Standards Codification for Statement 166.

In October 2009, the FASB issued Accounting Standards Update 2009-15, Accounting for Own-Share Lending Arrangements in Contemplation of Convertible Debt Issuance or Other Financing. This Accounting Standards Update amends the FASB Accounting Standard Codification for ASC 470.

In October 2009, the FASB issued Accounting Standards Update 2009-14, Software (Topic 985): Certain Revenue Arrangements That Include Software Elements. This update changed the accounting model for revenue arrangements that include both tangible products and software elements. Effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. Early adoption is permitted. The Company does not expect the provisions of ASU 2009-14 to have a material effect on the financial position, results of operations or cash flows of the Company.

In October 2009, the FASB issued Accounting Standards Update 2009-13, Revenue Recognition (Topic 605): Multiple-Deliverable Revenue Arrangements. This update addressed the accounting for multiple-deliverable arrangements to enable vendors to account for products or services (deliverables) separately rather than a combined unit and will be separated in more circumstances that under existing US GAAP.  This amendment has eliminated that residual method of allocation. Effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010.  Early adoption is permitted. The Company does not expect the provisions of ASU 2009-13 to have a material effect on the financial position, results of operations or cash flows of the Company.

COA HOLDINGS, INC.

Notes to the Financial Statements

December 31, 2010 and 2009

(Unaudited)

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements (continued)

In September 2009, the FASB issued Accounting Standards Update 2009-12, Fair Value Measurements and Disclosures (Topic 820): Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). This update provides amendments to Topic 820 for the fair value measurement of investments in certain entities that calculate net asset value per share (or its equivalent). It is effective for interim and annual periods ending after December 15, 2009. Early application is permitted in financial statements for earlier interim and annual periods that have not been issued. The Company does not expect the provisions of ASU 2009-12 to have a material effect on the financial position, results of operations or cash flows of the Company.

In July 2009, the FASB ratified the consensus reached by EITF (Emerging Issues Task Force) issued ASC Topic 470 "Accounting for Own-Share Lending Arrangements in Contemplation of Convertible Debt Issuance". The provisions of ASC 470, clarifies the accounting treatment and disclosure of share-lending arrangements that are classified as equity in the financial statements of the share lender. An example of a share-lending arrangement is an agreement between the Company (share lender) and an investment bank (share borrower) which allows the investment bank to use the loaned shares to enter into equity derivative contracts with investors. ASC 470 is effective for fiscal years that beginning on or after December 15, 2009 and requires retrospective application for all arrangements outstanding as of the beginning of fiscal years beginning on or after December 15, 2009.  Share-lending arrangements that have been terminated as a result of counterparty default prior to December 15, 2009, but for which the entity has not reached a final settlement as of December 15, 2009 are within the scope. Effective for share-lending arrangements entered into on or after the beginning of the first reporting period that begins on or after June 15, 2009. The Company does not expect the provisions of ASC 470 to have a material effect on the financial position, results of operations or cash flows of the Company.

NOTE 4 – EQUIPMENT

Property and equipment are recorded at cost. Depreciation is calculated on the straight-line method over the estimated useful life of the assets of 5 years.

	2010	2009
Equipment	$-	$149,326
Accumulated depreciation	-	(90,351)
Impairment	-	(58,975)
Net Book Value	$-	$-

The Company evaluated the carrying value of its fixed and intangible assets as of December 31, 2009 and determined that the carrying value of the assets exceeded the present value of their expected future cash flows.  Due to the fact that the Company suspended its operations in 2010, the Company determined to fully impair all of its fixed assets as of December 31, 2009.

NOTE 5 – INTANGIBLE ASSETS

Property and equipment are recorded at cost. Depreciation is calculated on the straight-line method over the estimated useful life of the assets of 5 years.

	2010	2009
Intangible assets	$-	$794,896
Accumulated depreciation	-	(7,496)
Impairment	-	(787,400)
Net Book Value	$-	$-

The Company evaluated the carrying value of its fixed and intangible assets as of December 31, 2009 and determined that the carrying value of the assets exceeded the present value of their expected future cash flows.  Due to the fact that the Company suspended its operations in 2010, the Company determined to fully impair all of its intangible assets as of December 31, 2009.

COA HOLDINGS, INC.

Notes to the Financial Statements

December 31, 2010 and 2009

(Unaudited)

NOTE 6 – RELATED PARTY NOTES PAYABLE

During the year ended December 31, 2010, the Company borrowed $21,300 from related parties.  The payables do not accrued interest, are due on demand and are unsecured.  The Company repaid $11,844 of these payables during the year ended December 31, 2010 leaving a balance owed related parties of $9,456 as of December 31, 2010.

NOTE 7 – NOTES PAYABLE

During the year ended December 31, 2009, the Company borrowed $50,000 from an unrelated party.  The note bears interest at 15% per annum, is unsecured and due on demand.  As of December 31, 2008 the Company had a total of $739,305 in promissory notes outstanding.  The Company made principal payments totaling $4,000and had accrued interest totaling $559,648 on these notes.  During the year ended 2009, the Company converted principle and accrued interest totaling $2,515,687 into 3,462,000 share of common stock and 715,000 warrants to purchase common stock.

During the year ended December 31, 2010, the Company borrowed $19,190 from unrelated parties.  The notes bears interest at 15% per annum, are unsecured and due on demand.  As of December 31, 2010, the Company had a total of $893,887 in promissory notes outstanding.  The Company made principal payments totaling $6,140 and had accrued interest totaling $551,823 on these notes.  During the year ended 2010, the Company converted principle and accrued interest totaling $27,383 into 27,500 share of common stock valued at $16,500 based on the fair value of the stock at time of issuance.  The Company accordingly recognized a gain on the conversion of the notes of $10,833.

NOTE 8 – COMMON STOCK

During the year ended December 31, 2009, the Company issued 8,093,687 shares of common stock to employees and consultants for services provided.  The shares were valued at $0.60 per share based on the estimated fair value of the shares on the dates of issuance.  Accordingly, the Company recorded $4,856,213 as professional fees expense.

During the year ended December 31, 2009, the Company issued 1,150,000 shares of common stock to repurchase distributor rights located in various regions of the United States.  The shares were valued based on the estimated fair market value of the shares on the dates of issuance.  The Company capitalized the $690,000 to distributor rights.  On December 31, 2009, the Company determined that the capitalized cost exceeded the carrying value of these rights and recorded an impairment expense for the full value of these rights.

NOTE 9 – COMMON STOCK (UNAUDITED)

During the year ended December 31, 2009, the Company issued 3,462,000 shares of common stock and 715,000 warrants to extinguish $1,688,229 in principle and $687,225 in accrued interest of notes payable. The Company recorded a loss on the extinguishment of this debt of $148,651 based on the difference between the estimated fair market value of the stock and warrants issued and the carrying value of the debt extinguished. The Company also sold 7,138,669 shares of common stock and warrants to purchase 1,370,454 shares of common stock for $4,283,223 in cash.  Associated with the issuance, the Company paid $2,751,186 in stock offering costs.

During the year ended December 31, 2010, the Company cancelled 18,750,001 shares of common stock previously issued to founders of the Company pursuant to the merger agreement with Anoteros, Inc. (see Note 9).

During the year ended December 31, 2010, the Company issued 2,380,000 shares of common stock to employees and consultants for services provided.  The shares were valued at $0.60 per share based on the estimated fair value of the shares on the dates of issuance.  Accordingly, the Company recorded $1,428,000 as professional fees.

During the year ended December 31, 2010, the Company issued 27,500 shares of common stock to extinguish $20,000 in principle and $7,383 in accrued interest of notes payable. The Company recorded a gain on the extinguishment of this debt of $10,833 based on the difference between the estimated fair market value of the stock and warrants issued and the carrying value of the debt extinguished. The Company also issued 30,000 as interest on notes entered into during the year ended December 31, 2010.  The Company recorded $16,500 as interest expense.

During the year ended December 31, 2010, the Company also sold 831,833 shares of common stock for $499,100 in cash.  Associated with the issuance, the Company paid $51,900 in stock offering costs.

COA HOLDINGS, INC.

Notes to the Financial Statements

December 31, 2010 and 2009

(Unaudited)

NOTE 10 – WARRANTS

A summary of the status of the Company's warrants as of December 31, 2010 and changes during the periods ended December 31, 2010 and 2009 are presented below:

Date of	Warrant	Exercise	Value if
Issuance	Shares	Price	Exercised
Outstanding at 12/31/2008	$-	$-	$-
Issued	2,055,454	0.60	1,233,273
Issued	161,000	0.75	120,750
Exercised	-	-	-
Expired	-	-	-
Outstanding at 12/31/2009	2,216,454	0.61	1,354,023
Issued	-	-	-
Exercised	-	-	-
Expired	-	-	-
Outstanding at 12/31/2010	$2,216,454	$0.61	$1,354,023

The warrants were issued in connection with the common stock offering and debt conversion and were valued using the Black-Scholes Option Pricing model.

NOTE 11 – INCOME TAXES

The Company’s provision for income taxes was $0 for the years ended December 31, 2010 and 2009 respectively since the Company incurred net operating losses which have a full valuation allowance through December 31, 2009.

ASC 740 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. In the Company’s opinion, it is uncertain whether they will generate sufficient taxable income in the future to fully utilize the net deferred tax asset. Accordingly, a full valuation allowance equal to the deferred tax asset has been recorded. The total deferred tax asset is calculated by multiplying a 41% marginal tax rate by the cumulative Net Operating Loss (“NOL”) of $6,267,961. The total valuation allowance is equal to the total deferred tax asset.

The tax effects of significant items comprising the Company's net deferred taxes as of December 31, 2010 and 2009 were as follows:

	2010	2009
Cumulative NOL	$6,267,961	$5,550,682

Deferred Tax assets:
(34% Federal, 9% CA)
Net operating loss carry forwards	4,645,700	2,297,578
Stock-based compensation	(2,709,952)	-
(Gain) Loss on extinguishment of debt	(4,680)	-
Impairment of inventories and fixed assets	(364,018)	364,018
Valuation allowance	(1,567,051)	(2,661,596)
	$-	$-

The income tax provision differs from the amount of income tax determined by applying the U.S. federal and state income tax rates of 41% to pretax income from continuing operations for the years ended December 31, 2009 and 2008 due to the following:

	2010	2009
Income tax benefit at U. S. federal statutory rates:	$(1,014,746)	$(3,311,216)
Stock based comp	2,709,952	2,088,172
(Gain) Loss on extinguishment of debt	(4,680)	63,920
Impairment of inventories and fixed assets	(728,036)	364,018
Change in valuation allowance	(962,491)	795,107
	$-	$-

COA HOLDINGS, INC.

Notes to the Financial Statements

December 31, 2010 and 2009

(Unaudited)

NOTE 11 – INCOME TAXES continued

The Company adopted the provisions of ASC 740 at the beginning of fiscal year 2008. As a result of this adoption, the Company has not made any adjustments to deferred tax assets or liabilities.  The Company did not identify any material uncertain tax positions on returns that have been filed or that will be filed.  The Company did not recognize any interest or penalties for unrecognized tax benefits during the years ended December 31, 2010 and 2009, nor were any interest or penalties accrued as of December 31, 2010.

The Company has filed income tax returns in the United States and Arizona. All tax years prior to 2007 are closed by expiration of the statute of limitations.   The years ended December 31, 2010, 2009, and 2008 are open for examination.

The Company’s net state and federal operating loss carry forwards of approximately $6,267,961 expire in various years beginning in 2023 and carrying forward through 2030.

NOTE 12 – SUBSEQUENT EVENTS

On March 29, 2011, the Company, Anoteros, Inc. (“Anoteros” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Anoteros, Inc. (“Anoteros”), Antero Payment Solutions, Inc., a Nevada corporation and wholly-owned subsidiary of Anoteros (“Merger Sub”), and certain Major Shareholders of the Company (the “Major Shareholders”) whereby Anoteros will acquire the Company through the Merger of the Company with and into Merger Sub (the “Merger”) with Merger Sub being the surviving corporation, and the business of the Company continuing through Merger Sub, under the name Antero Payment Solutions, Inc.

Under the terms of the Merger Agreement, Anoteros will acquire all of the outstanding equity interest of the Company for not more than 50,000,000 restricted shares of the Company.

The Merger has been approved by the board of directors of both the Company and Anoteros.  The transaction is subject to certain approvals and satisfaction of customary closing and other conditions.  Anoteros expects the Merger to close in April 2011.

In accordance with ASC 855-10 Company management reviewed all material events through the date of this report and there are no additional material subsequent events to report.

ANOTEROS, INC.

UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS

December 31, 2010

Page

Unaudited Condensed Combined Pro Forma Balance Sheet

19

Unaudited Condensed Combined Pro Forma Statements of Operations

20

[Unaudited Condensed Combined Pro Forma Balance Sheet December 31, 2010]

					Adjusted
	Anoteros,	COA	Combined	Pro Forma	ProForma
	Inc.	Holdings, Inc.	Totals	Adjustments	Totals
ASSETS

CURRENT ASSETS

Cash	$286	$18	$304	$-	$304
Inventory	2,085	-	2,085	-	2,085

Total Current Assets	2,371	18	2,389	-	2,389

OTHER ASSETS

Artwork	31,915	-	31,915	-	31,915

Total Other Assets	31,915	-	31,915	-	31,915

TOTAL ASSETS	$34,286	$18	$34,304	$-	$34,304

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$-	$414,515	$414,515	$-	$414,515
Accounts payable and accrued expenses - related party	35,687	-	35,687	-	35,687
Accrued interest	-	551,823	551,823	-	551,823
Accrued interest - related party	157,660	-	157,660	-	157,660
Notes payable	-	893,887	893,887	-	893,887
Note payable - related party	57,276	9,769	67,045	-	67,045

Total Current Liabilities	250,623	1,869,994	2,120,617	-	2,120,617

TOTAL LIABILITIES	250,623	1,869,994	2,120,617	-	2,120,617

STOCKHOLDERS' EQUITY (DEFICIT)

Preferred stock	-	-	-	-	-
Common stock	3,294	56,864	60,158	(19,596)	40,562
Additional paid-in capital	362,029	11,426,773	11,788,802	(562,064)	11,226,738
Accumulated deficit	(581,660)	(13,353,613)	(13,935,273)	581,660	(13,353,613)

Total Stockholders' Equity (Deficit)	(216,337)	(1,869,976)	(2,086,313)	-	(2,086,313)

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$34,286	$18	$34,304	$-	$34,304

[Unaudited Condensed Combined Pro Forma Statements of Operations December 31, 2010]

					Pro-Forma
					Adjusted
	Anoteros,	COA	Combined	Pro Forma	Combined
	Inc.	Holdings, Inc.	Totals	Adjustments	Totals
REVENUES	$60	$419,522	$419,582	$-	$419,582
COST OF SALES	963	312,891	313,854	-	313,854

GROSS PROFIT	(903)	106,631	105,728	-	105,728

OPERATING EXPENSES

Professional fees	23,041	1,539,064	1,562,105	-	1,562,105
General and administrative	25,442	554,677	580,119	-	580,119

Total Costs and Expenses	48,483	2,093,741	2,142,224	-	2,142,224

OPERATING LOSS	(49,386)	(1,987,110)	(2,036,496)	-	(2,036,496)

OTHER INCOME (EXPENSE)

Interest expense	(11,880)	(182,765)	(194,645)	-	(194,645)
Gain on settlement of debt	-	-	-	-	-
Gain (loss) on conversion of debt	-	10,883	10,883	-	10,883

Total Other Income (Expense)	(11,880)	(171,882)	(183,762)	-	(183,762)

LOSS BEFORE INCOME TAXES	(61,266)	(2,158,992)	(2,220,258)	-	(2,220,258)
PROVISION FOR INCOME TAXES	-	-	-	-	-

NET LOSS	$(61,266)	$(2,158,992)	$(2,220,258)	$-	$(2,220,258)

ANOTEROS, INC.

UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS

March 31, 2011

Page

Unaudited Condensed Combined Pro Forma Balance Sheet

22

Unaudited Condensed Combined Pro Forma Statements of Operations

23

[Unaudited Condensed Combined Pro Forma Balance Sheet March 31, 2011]

		COA			Adjusted
	Anoteros,	Holdings,	Combined	Pro Forma	ProForma
	Inc.	Inc.	Totals	Adjustments	Totals
ASSETS

CURRENT ASSETS

Cash	$378	$22,767	$23,145	$-	$23,145
Inventory	1,303	-	1,303	-	1,303

Total Current Assets	1,681	22,767	24,448	-	24,448

OTHER ASSETS

Artwork	31,915	-	31,915	-	31,915

Total Other Assets	31,915	-	31,915	-	31,915

TOTAL ASSETS	$33,596	$22,767	$56,363	$-	$56,363

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$-	$335,837	$335,837	$-	$335,837
Accounts payable and accrued expenses - related party	56,330	-	56,330	-	56,330
Accrued interest	-	90,105	90,105	-	90,105
Accrued interest - related party	60,348	-	60,348	-	60,348
Notes payable	-	149,470	149,470	-	149,470
Note payable - related party	170,498	-	170,498	-	170,498

Total Current Liabilities	287,176	575,412	862,588	-	862,588

TOTAL LIABILITIES	287,176	575,412	862,588	-	862,588

STOCKHOLDERS' EQUITY (DEFICIT)

Preferred stock	-	-	-	-	-
Common stock	3,449	74,099	77,548	(25,737)	51,811
Additional paid-in capital	369,616	21,750,464	22,120,080	(600,908)	21,519,172
Stock subscription receivable	-	(50,000)	(50,000)	-	(50,000)
Accumulated deficit	(626,645)	(22,327,208)	(22,953,853)	626,645	(22,327,208)

Total Stockholders' Equity (Deficit)	(253,580)	(552,645)	(806,225)	-	(806,225)

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$33,596	$22,767	$56,363	$-	$56,363

[Unaudited Condensed Combined Pro Forma Statements of Operations March 31, 2011]

					Pro-Forma
					Adjusted
	Anoteros,	COA	Combined	Pro Forma	Combined
	Inc.	Holdings, Inc.	Totals	Adjustments	Totals
REVENUES	$-	$1,112	$1,112	$-	$1,112
COST OF SALES	-	95,323	95,323	-	95,323

GROSS PROFIT	-	(94,211)	(94,211)	-	(94,211)

OPERATING EXPENSES

Professional fees	32,815	7,253,161	7,285,976	-	7,285,976
General and administrative	8,888	17,143	26,031	-	26,031

Total Costs and Expenses	41,703	7,270,304	7,312,007	-	7,312,007

OPERATING LOSS	(41,703)	(7,364,515)	(7,406,218)	-	(7,406,218)

OTHER INCOME (EXPENSE)

Interest expense	(3,282)	(31,776)	(35,058)	-	(35,058)
Gain on settlement of debt	-	48,896	48,896	-	48,896
Gain (loss) on conversion of debt	-	(1,626,200)	(1,626,200)	-	(1,626,200)

Total Other Income (Expense)	(3,282)	(1,609,080)	(1,612,362)	-	(1,612,362)

LOSS BEFORE INCOME TAXES	(44,985)	(8,973,595)	(9,018,580)	-	(9,018,580)
PROVISION FOR INCOME TAXES	-	-	-	-	-

NET LOSS	$(44,985)	$(8,973,595)	$(9,018,580)	$-	$(9,018,580)

ANOTEROS, INC.

Notes to Financial Statements

December 31, 2010

Notes to Unaudited Pro Forma Consolidated Financial Statement

Effective April 29, 2011, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with entered into an agreement with Anoteros, Inc. (“Anoteros”), Antero Payment Solutions, Inc., a wholly-owned subsidiary of Anoteros (“Merger Sub”), and certain Major Shareholders of the Company (the “Major Shareholders”) whereby the Company would be acquired by Anoteros through the Merger of the Company with and into Merger Sub with Merger Sub being the surviving corporation, and the business of the Company continuing through Merger Sub, under the name Antero Payment Solutions, Inc., as a wholly-owned subsidiary of Anoteros.

As a result the Merger Agreement:

a)

each outstanding share of COAH common stock shall be cancelled, extinguished and converted into and become the right to receive their pro rata portion of the Merger Consideration which shall be equal to the number of shares of COAH Common Stock held by each COAH Shareholder multiplied by the Exchange Ratio of 0.739127395 (the “Exchange Ratio”), rounded, if necessary, up to the nearest whole share of restricted Common Stock of the Company.  Based on the Exchange Ratio, as a result of the Merger, the COAH Shareholders were issued 48,361,737 restricted shares of the Company.

b)

each COAH Warrant to purchase shares of COAH Common Stock, whether vested or unvested, shall cease to represent a right to acquire shares of COAH Common Stock and shall be converted, without any action on the part of such Warrant Holder, into a warrant to purchase shares of restricted the Company’s Common Stock on the same terms and conditions as were applicable under such COAH Warrant prior to the Effective Time. The number of shares of Company Common Stock subject to each such Company Warrant shall be equal to the number of shares of COAH Common Stock subject to each such COAH Warrant multiplied by the Exchange Ratio, rounded, if necessary, up to the nearest whole share of Company Common Stock, and such Company Warrant shall have an exercise price per share (rounded to the nearest cent) equal to the per share exercise price specified in such COAH Warrant divided by the Exchange Ratio;

c)

the number of shares which each Convertible Note is entitled to convert into COAH Common Stock, shall be adjusted such that such Convertible Note shall represent a right to acquire the number of shares of Company Common Stock equal to the number of shares of COAH Common Stock subject to each such Convertible Note multiplied by the Exchange Ratio, rounded, if necessary, up to the nearest whole share of Company Common Stock, and shall have a conversion price per share (rounded to the nearest cent) equal to the per share conversion price specified in such Convertible Note divided by the Exchange  Ratio.

As of the closing date, the former shareholders of COAH held approximately 93% of the issued and outstanding common shares of the Anoteros.  The issuance of the 48,361,737 common shares to the former shareholders of COAH was deemed to be a reverse acquisition for accounting purposes.  COAH, the acquired entity, is regarded as the predecessor entity as of April 29, 2011.  The number of shares outstanding and per share amounts has been restated to recognize the recapitalization as reflected in proforma adjustment [1].

The proforma, consolidated balance sheets and statements of operations of Anoteros and COAH are presented here as of March 31, 2011 and December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ANOTEROS, INC.

Dated: July 11, 2011

/s/ Michael J. Sinnwell, Jr.

By: Michael J. Sinnwell, Jr.

Its: CEO